UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 18, 2024

SAFE AND GREEN DEVELOPMENT CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-41581	87-1375590
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

100 Biscayne Blvd., #1201

Miami, FL 33132

(Address of Principal Executive Offices, Zip Code)

Registrant’s telephone number, including area code: 646-240-4235

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.001	SGD	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry Into a Material Definitive Agreement.

On November 18 2024, the Company entered into a Joint Venture Agreement (the “JV Agreement”) with Milk & Honey LLC, a Texas limited liability company (“Milk & Honey”), for the purpose of establishing a joint venture to be conducted under the name of Hacienda Olivia Phase III LLC (the “Joint Venture”) for the purpose of developing and constructing single family homes on twelve (12) acres of land representing 77 lots located in Hidalgo County, Texas (the “Land”). Each of the Company and Milk & Honey are referred to as a “Joint Venturer” and collectively are referred to as the “Joint Venturers.” The Company is the manager of the Joint Venture.

Pursuant to the JV Agreement, the Company has agreed to contribute $10,000 to the Joint Venture as an initial capital contribution, and Milk & Honey has agreed to contribute the Land to the Joint Venture. The JV Agreement further provides that the Company shall make such other capital contributions required to enable the Joint Venture to carry out its purposes as the Joint Venturers may mutually agree upon, shall provide construction financing for the Joint Venture and shall arrange for or provide any financing as may be required by the Joint Venture for carrying out the purposes of the Joint Venture.

The JV Agreement provides that the Company will have a 60% interest and Milk & Honey will have a 40% interest in the Joint Venture. In addition, it provides that Milk & Honey will receive $39,000 for each lot of land sold by the Joint Venture, and that after the payment of such amount, net profits of the Joint Venture will be distributed 50% to the Company and 50% to Milk & Honey, and that all losses and disbursements in acquiring, holding and protecting the business interest and the net profits of the Joint Venture will be paid by the Joint Venturers, in the ratio which the contribution of each Joint Venturer bears to the ownership interest in the Joint Venture.

The JV Agreement provides that the following powers may be exercised only upon the mutual consent of the Joint Venturers: (i) the power to borrow money on the general credit of the Joint Venture in any amount, or to create, assume, or incur any indebtedness to any person or entity; (ii) the power to make loans in any amount, to guarantee obligations of any person or entity, or to make any other pledge or extension of credit; (iii) the power to purchase or otherwise acquire any other property except in the ordinary course of business of the Joint Venture; (iv) the power to sell, encumber, mortgage or refinance any loan or mortgage on any of the Joint Venture property; (v) the power to confess any judgment against the Joint Venture, or to create, assume, incur or consent to any charge (including any deed of trust, pledge, encumbrance or security interest of any kind) upon any property or assets of the Joint Venture; (vi) the power to spend any renovation or remodeling funds or to make any other expenditures except for routine day-to-day maintenance and operation of the Joint Venture.

Pursuant to the JV Agreement, in the event the Joint Venturers are divided on a material issue and cannot agree on the conduct of the business and affairs of the Joint Venture, a deadlock shall be deemed to have occurred in which event one Joint Venturer (the “Offeror”) may elect to purchase the Joint Venture interest of the other Joint Venturer (the “Offeree”) at a price calculated based on the Offeree’s percentage interest in a total purchase price for all of the assets of the Joint Venture. The JV Agreement provides that the Offeror must notify the Offeree in writing of the offer to purchase, state the total purchase price for all of the assets of the Joint Venture, and the price offered for the Offeree’s Joint Venture interest expressed as Offeree’s percentage interest in the Joint Venture assets multiplied by the total purchase price for all of the assets of the Joint Venture. The Offeree shall then have the right to buy the interest of the Offeror at the designated price and terms, or to sell the Offeree’s interest to the Offeror at the designated price and terms, whichever the Offeree may elect.

On November 18, 2024, the Company entered into a Joint Venture Agreement (the “Second JV Agreement”) with Milk & Honey for the purpose of establishing a joint venture to be conducted under the name of Hacienda Olivia Phase IV LLC (the “Second Joint Venture”) for the purpose of developing and constructing a single family homes on nine (9) acres of land representing 103 lots located in Hidalgo County, Texas (the “Second JV Land”). Each of the Company and Milk & Honey are referred to as a “Second JV Joint Venturer” and collectively are referred to as the “Second JV Joint Venturers.” The Company is the manager of the Second Joint Venture.

Pursuant to the Second JV Agreement, the Company has agreed to contribute $10,000 to the Second Joint Venture as an initial capital contribution, and Milk & Honey has agreed to contribute the Second JV Land to the Second Joint Venture. The Second JV Agreement further provides that the Company shall make such other capital contributions required to enable the Second Joint Venture to carry out its purposes as the Second Joint Venturers may mutually agree upon, shall provide construction financing for the Second Joint Venture and shall arrange for or provide any financing as may be required by the Second Joint Venture for carrying out the purposes of the Second Joint Venture.

The Second JV Agreement provides that the Company will have a 60% interest and Milk & Honey will have a 40% interest in the Second Joint Venture. In addition, it provides that Milk & Honey will receive $34,000 for each lot of land sold by the Second Joint Venture, and that after the payment of such amount, net profits of the Second Joint Venture will be distributed 50% to the Company and 50% to Milk & Honey, and that all losses and disbursements in acquiring, holding and protecting the business interest and the net profits of the Second Joint Venture will be paid by the Second JV Joint Venturers, in the ratio which the contribution of each Second JV Joint Venturer bears to the ownership interest in the Second Joint Venture.

The Second JV Agreement provides that the following powers may be exercised only upon the mutual consent of the Second JV Joint Venturers: (i) the power to borrow money on the general credit of the Second Joint Venture in any amount, or to create, assume, or incur any indebtedness to any person or entity; (ii) the power to make loans in any amount, to guarantee obligations of any person or entity, or to make any other pledge or extension of credit; (iii) the power to purchase or otherwise acquire any other property except in the ordinary course of business of the Second Joint Venture; (iv) the power to sell, encumber, mortgage or refinance any loan or mortgage on any of the Second Joint Venture property; (v) the power to confess any judgment against the Second Joint Venture, or to create, assume, incur or consent to any charge (including any deed of trust, pledge, encumbrance or security interest of any kind) upon any property or assets of the Second Joint Venture; (vi) the power to spend any renovation or remodeling funds or to make any other expenditures except for routine day-to-day maintenance and operation of the Second Joint Venture.

Pursuant to Second JV Agreement, in the event the Second JV Joint Venturers are divided on a material issue and cannot agree on the conduct of the business and affairs of the Second Joint Venture, a deadlock shall be deemed to have occurred in which event one Second JV Joint Venturer (the “Offeror”) may elect to purchase the Second Joint Venture interest of the other Second JV Joint Venturer (the “Offeree”) at a price calculated based on the Offeree’s percentage interest in a total purchase price for all of the assets of the Second Joint Venture. The Second JV Agreement provides that the Offeror must notify the Offeree in writing of the offer to purchase, state the total purchase price for all of the assets of the Second Joint Venture, and the price offered for the Offeree’s Second Joint Venture interest expressed as Offeree’s percentage interest in the Second Joint Venture assets multiplied by the total purchase price for all of the assets of the Second Joint Venture. The Offeree shall then have the right to buy the interest of the Offeror at the designated price and terms, or to sell the Offeree’s interest to the Offeror at the designated price and terms, whichever the Offeree may elect.

The foregoing description of the JV Agreement and Second JV Agreement does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the JV Agreement and Second JV Agreement, a copy of which are attached hereto as Exhibit 10.1 and Exhibit 10.2 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are filed with this Current Report on Form 8-K:

Exhibit Number	Exhibit Description
10.1*	Joint Venture Agreement, dated November 18, 2024
10.2*	Joint Venture Agreement, dated November 18, 2024
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

*	Exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted exhibit to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Safe and Green Development Corporation

Dated: November 22, 2024	By:	/s/ Nicolai Brune
	Name:	Nicolai Brune
	Title:	Chief Financial Officer

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